                                                                                        MORGAN
                                                                          & COMPANY
                                                                                                                                                                                        CHARTERED ACCOUNTANTS

INDEPENDENT AUDITORS' CONSENT

We consent to the use in the Registration Statement of Barola Oil & Gas Co. Inc. (an exploration stage company) on Form SB-2/A of our Auditors' Report, dated December 5, 2003, on the balance sheet of Barola Oil & Gas Co. Inc. (an exploration stage company) as at September 30, 2003 and 2002 and the related statements of loss and deficit, cash flows, and stockholders' deficiency for the period from inception on May 29, 2001 to September 30, 2003.

In addition, we consent to the reference to us under heading "Experts" in the Registration Statement.

September 10, 2004                                                                                                                                                  /s/ Morgan & Company
                                                                                                                                                                                  Chartered Accountants

Tel:  (604) 687-5841                                                                                                                                                                                                                                 P.O.Box 10007  Pacific Centre
Fax (604) 687-0075                                                                                                                                                                                                                          Suite 1488 - 700 West Georgia Street
                                                                                                                                                                                                       Vancouver, B.C. V7Y 1A1

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